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                                                                   EXHIBIT 10.34

                             VITRIA TECHNOLOGY, INC.
                            STOCK OPTION GRANT NOTICE
                           1999 EQUITY INCENTIVE PLAN

Vitria Technology, Inc. (the "Company"), pursuant to its 1999 Equity Incentive Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:                           _______________________________________

Date of Grant:                          _______________________________________

Vesting Commencement Date:              _______________________________________

Number of Shares Subject to Option:     _______________________________________

Exercise Price (Per Share):             _______________________________________

Total Exercise Price:                   _______________________________________

Expiration Date:                        _______________________________________

TYPE OF GRANT:      [ ] Incentive Stock Option (1)[ ]  Nonstatutory Stock Option

EXERCISE SCHEDULE:  Exercisable as the Shares Vest

VESTING SCHEDULE:   [ ] 1/4th of the shares vest one year after the Vesting
                        Commencement Date.

                        1/48th  of the shares vest monthly thereafter over the
                       next three years.

                    [ ] 1/36th  of the shares vest monthly over the next three years.

PAYMENT: By one or a combination of the following items (described in the Stock Option Agreement):

                            By cash or check
                            Pursuant to a Regulation T Program if the Shares are publicly traded

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

         OTHER AGREEMENTS:              _______________________________________
                                        _______________________________________

VITRIA TECHNOLOGY, INC.                 OPTIONHOLDER:

By: __________________________________  _______________________________________
                                            Signature

Title: _______________________________  Date: __________________________________

Date: ________________________________

ATTACHMENTS:  Stock Option Agreement

________________________

(1) If this is an incentive stock option, it (plus your other outstanding incentive stock options) cannot be first exercisable for more than $100,000 in any calendar year. Any excess over $100,000 is a nonstatutory stock option.